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                                                                    EXHIBIT 23.2



CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-66738, 33-86946, 33-92878, 33-95050, 33-98170,
333-1632, 333-15655, 333-29431, 333-52417, 333-58605 and 333-62828), in the
Registration Statement on Form S-3 (No. 333-41111) and in the Registration Statement on Form S-4 (No. 333-03696) of PETsMART, Inc. of our report dated March 16, 2001 relating to the financial statements of PETsMART.com, Inc., which appears in this Form 10-K.





PricewaterhouseCoopers LLP
Century City, California
April 11, 2002